SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): September 2, 1997


                              Oxford Capital Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    2-98747-D
                            ------------------------
                            (Commission file number)


          Nevada                                         87-0421454
----------------------------                ------------------------------------
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation)


          4245 North Central Expressway, Suite 300, Dallas, Texas 75205
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (214) 520-0100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     As of the close of business September 2, 1997, the Registrant purchased all of the issued and outstanding capital stock of PRC Enterprises, Inc. ("PRC") in exchange for the execution of a Promissory Note (the "Note") in the principal amount of $4,500,000. The Note is payable annually in an amount which is the greater of 30% of the gross profit of PRC or $450,000. The first annual payment of the Note does not commence until September 30, 1998. The Note is convertible at the option of the holder into fully paid and non-assessable shares of the Registrant's common stock, $.001 par value, (the "Common Stock") at a conversion price equal to the average closing bid price of the Registrant's Common Stock as reported by NASDAQ over the twenty (20) trading-day period ending on the day prior to the date the holder gives the Registrant written notice of conversion. All conversions pursuant to the Note must be in amounts of at least $250,000 of the remaining unpaid principal balance unless the amount represents the entire remaining principal amount; and the holder may not convert any amount of the Note more frequently than once during any one, six-month period. As of the date of filing this Form 8-K, the Registrant has received no notices of conversion pursuant to the Note.

     The Note is secured by the Registrant's pledge of all of the issued and outstanding capital stock of PRC; and in accordance with a Voting Trust Agreement dated September 2, 1997, the original shareholders of PRC maintain voting control of PRC until the Registrant has paid $3,500,000 on the Note.

     PRC is a Texas corporation engaged in the staff leasing and human resources business. PRC's integrated employment related services consist of human resource administration; employment regulatory compliance management; and providing workers compensation coverage and health care benefits. In addition to providing businesses with a work force, PRC targets its services towards helping small business owners manage escalating workers compensation and health insurance costs and reduce time and effort in dealing with complex legal and regulatory environment affecting employment. PRC is licensed to provide these services in both Texas and Florida.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired, PRC Enterprises, Inc. will be provided by supplement as allowed by the laws of the Securities Act of 1934.

     (c)  Exhibits

           2.1  Share   Purchase  Agreement   with  the   Shareholders   of  PRC
                Enterprises, Inc.

           9.1  Voting Trust Agreement

          10.1  Promissory Note

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         OXFORD CAPITAL CORP.



                                         By:  /s/ Robert E. Cheney
                                            ------------------------------------
                                            Robert E. Cheney
Date: September 16,  1997                   Chairman and Chief Executive Officer


                                        3